UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2023

Bridgford Foods Corporation

(Exact name of Registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1707 S. Good Latimer Expressway, Dallas, TX	75226
(Address of principal executive offices)	(Zip Code)

(214) 428-1535

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

Effective February 1, 2023, Raymond F. Lancy retired from his positions of employment with Bridgford Foods Corporation (the “Company”). Mr. Lancy will remain on the Board of Directors for the upcoming term in 2023. Raymond F. Lancy served as Treasurer of the Company for more than the past five years. He also served as Chief Financial Officer from 2003 to October 2022, as a member of the Executive Committee from 2001 to October 2022, and as a Vice President since 2001.

Recognizing Mr. Lancy’s exceptional service and continuing value to the Company, the Company entered into a consulting agreement (the “Agreement”“) with Mr. Lancy effective February 2, 2023 in which he will continue to be available for consultation with management of the Company. The Company shall pay Mr. Lancy at the rate of $157.50 per hour for his consulting services pursuant to this Agreement, which amounts will be paid on a monthly basis. Additionally, Mr. Lancy will be reimbursed for all reasonable out of pocket expenses incurred in rendering such services. The Agreement is terminable by either party upon at least thirty (30) days’ notice to the other party.

Additionally, a copy of the Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.1.

Item 5.02 - Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

The disclosure set forth under Item 1.01 is hereby incorporated under this Item.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Consulting Agreement by and between Bridgford Foods Corporation and Raymond F. Lancy dated February 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

Date: February 2, 2023	By:	/s/ Cindy Matthews-Morales
	Name:	Cindy Matthews-Morales
	Title:	Principal Financial Officer